Supplement dated March 31, 2006
                    to the Prospectus of each Fund listed below

             MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
            MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.

The following information supplements the disclosure regarding the management of the Fund in the sections of the Prospectus entitled "Management of the Fund and the Trust" and "Investment Advisory and Administrative Arrangements":
Effective March 31, 2006, Joseph P. Matteo resigned as a Vice President and portfolio manager of the Fund. Effective March 31, 2006, Kevin J. Booth is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Booth has been a Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2000 and was a Vice President of
MLIM from 1994 to 2000.





Code # (For SRF)	10938-1205SUP
              (For SRF II)	19056-1205SUP